Exhibit 99.1

NEWS RELEASE
www.vocaltec.com

MAGICJACK ANNOUNCES DATE OF ANNUAL MEETING OF SHAREHOLDERS

Files Preliminary Proxy Statement for Annual Meeting

Recommends Expansion of Board to Add Two, Highly Qualified Board Members Following
Constructive Engagement with Kanen Wealth Management and Other Shareholders

Announces CEO Transition Plan

WEST PALM BEACH, Fla. and NETANYA, Israel, December 30, 2016 -- magicJack VocalTec Ltd. (Nasdaq: CALL) (the “Company”), a leading VoIP cloud-based communications and UCaaS company, today announced that its 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”) will be held at 10:00 a.m. Israel time on February 28, 2017. Shareholders of record at the close of business on January 25, 2017 will be entitled to vote at the 2016 Annual Meeting.

As previously disclosed, Kanen Wealth Management LLC (“Kanen”) nominated seven director candidates for election to the Company’s Board of Directors (the “Board”). Over the last several months, we have engaged constructively with Kanen in order to avoid the costs and burdens of a protracted proxy contest. To that end, after carefully considering the views of Kanen, your Board is recommending an expansion of the Board to include Mr. Alan B. Howe, one of Kanen’s nominees, and Mr. Don C. Bell III, an independent director candidate who was recommended to the Board by a large shareholder of the Company, in the Board’s slate of nominees for election at the 2016 Annual Meeting. We are confident that these highly qualified nominees will contribute their robust and industry-specific experiences to lead the Company in successfully executing on its strategic plan to deliver enhanced, long-term returns to all shareholders.

In addition, the Company announced that its President and CEO, Mr. Gerald Vento, plans to transition out of his role with the Company. The Board has already begun an extensive search for a replacement President and CEO, and the review and selection of a candidate is one of the Board’s top priorities. Mr. Vento has committed to remain in his role through June 30, 2017 or once a new CEO is appointed, whichever comes sooner. In order to ensure a smooth transition, we are recommending that shareholders approve a limited extension of Mr. Vento’s employment agreement to allow Mr. Vento to participate in the search process and to assist in the integration of his replacement into the Company’s leadership team.

Despite agreeing on the addition of Mr. Howe and one additional independent director, the Company and Kanen were unable to reach mutually agreeable terms to settle the proxy contest. The main point of contention that prevented a settlement was Kanen’s continued insistence that the Company immediately implement a major stock buyback program to take place over the next three years. In carefully weighing the potential impact of Kanen’s proposal, we reviewed the effects of past stock buyback programs and took into account that several of the Company’s largest shareholders recently expressed vocal opposition to a stock buyback program. For these reasons, the Board concluded that a stock buyback program in the scope proposed by Kanen was not in the best interests of the Company and all of its shareholders at this time.

The Board ideally would like to remove the threat of a costly and distracting proxy fight from the Company’s operation of its business. However, given the inability to reach an agreement on the stock buyback proposal, we have decided that it would be in the best interests of Company and its shareholders to expand the Board to add Messrs. Howe and Bell and to proceed without a settlement with Kanen.

To that end, this morning the Company has filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”) in connection with the 2016 Annual Meeting, which includes, among other proposals, the unanimous recommendation of the Board that stockholders vote “FOR” the election Mr. Donald A. Burns, Mr. Richard Harris, Dr. Yuen Wah Sing, Mr. Gerald Vento, Mr. Don C. Bell III, Mr. Izhak Gross, and Mr. Alan B. Howe.  The preliminary proxy materials can be found on the Company’s website at http://www.vocaltec.com/sec.cfm and on the SEC’s website at www.sec.gov.

Shareholders may receive proxy voting materials from Kanen Wealth Management LLC. The magicJack Board notes that shareholders are not required to take any action prior to the receipt of definitive proxy materials from the Company and recommends they defer making any voting decisions until such time.

Vinson & Elkins LLP, Akerman LLP and Yigal Arnon & Co. are representing magicJack.

About magicJack VocalTec Ltd.
magicJack VocalTec Ltd. (Nasdaq: CALL), the inventor of magicJack and a pioneer in Voice over IP (VoIP) technology and services, is a leading cloud communications company. With its easy-to-use, low cost solution for telecommunications, the Company has sold more than 11 million award-winning magicJack devices, which is now in its fifth generation, has millions of downloads of its free calling apps, and holds more than 30 technology patents. magicJack is the largest-reaching CLEC (Competitive Local Exchange Carrier) in the United States in terms of area codes available and number of states in which it is certified.

In March 2016, magicJack VocalTec Ltd. acquired Broadsmart, a leading hosted UCaaS (Unified Communication as a Service) provider for medium-to-large multi-location enterprise customers. Broadsmart has a track record of designing, provisioning and delivering complex UCaaS solutions to blue chip corporate customers on a nationwide basis. Broadsmart has expertise in servicing enterprises with hundreds-to-thousands of locations.

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the 2016 Annual Meeting.  The Company intends to file a definitive proxy statement and proxy card with the SEC in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of the Company’s directors and executive officers in Company stock, restricted stock and options is included in our SEC filings on Forms 3, 4 and 5, which can be found through the Company’s website www.vocaltec.com in the section “Financial Information” or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including the Company’s definitive proxy statement for the 2015 Annual Meeting of Shareholders and its Annual Report on Form 10-K for the year 2015. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2016 Annual Meeting. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.vocatec.com in the section “Financial Information.”

Forward-Looking Statements
Some portions of this press release, particularly those describing magicJack’s goals and strategies, contain “forward-looking statements.” These forward-looking statements can generally be identified as such because the context of the statement will include words, such as “expects,” “should,” “believes,” “anticipates” or words of similar import. Similarly, statements that describe future plans, objectives or goals are also forward-looking statements. While magicJack is working to achieve those goals and strategies, actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. These risks and uncertainties include difficulty in marketing its products and services, maintaining and protecting brand recognition, protection of intellectual property, competition and other factors, any of which could have an adverse effect on the business plans of magicJack, its reputation in the industry or its expected financial return from operations and results of operations. In light of significant risks and uncertainties inherent in forward-looking statements included herein, the inclusion of such statements should not be regarded as a representation by magicJack that they will achieve such forward-looking statements. For further details and a discussion of these and other risks and uncertainties, please see our most recent reports on Form 10-K and Form 10-Q, as filed with the SEC, as they may be amended from time to time. MagicJack undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

For More Information:

Media
Seth Potter / Phil Denning
ICR, Inc.
561-749-2255
ir@vocaltec.com

Investors
Joe Mills / John Ferguson
Saratoga Proxy Consulting LLC
212-257-1311
jmills@saratogaproxy.com